CONSENT OF ARTHUR ANDERSEN LLP


As independent public accountants, we hereby consent to all references to our firm, included in or made a part of Registration Statement 333-27581 on Form N-1A of The Thurlow Funds, Inc.



                                        /s/ Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
August 30, 1999